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Exhibit 24.1  Powers of Attorney
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CONFORMED

                                  POWERS OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Barrett J. O'Connor and James J. Kovac as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion and the Form S-1 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of the Commissioner of Banks and Real Estate, State of Illinois or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of Section 1075.2210(c) of the Illinois Administrative rules and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion and the Form S-1 Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

    NAME                                                DATE



  /s/ Barrett J. O'Connor                               October 24, 1997
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Barrett J. O'Connor
President, Chief Executive Officer
and Director
(principal executive officer)
EFC Bancorp, Inc.

President, Chief Executive Officer
and Director
(principal executive officer)
Elgin Financial Center, S.B.


  /s/ James J. Kovac                                    October 24, 1997
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James J. Kovac
Senior Vice President, Chief Financial Officer
and Director
(principal financial and accounting officer)
EFC Bancorp, Inc.

Senior Vice President, Chief Financial Officer and Director
(principal accounting and financial officer)
Elgin Financial Center, S.B.

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  /s/ John J. Brittain                                  October 24, 1997
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John J. Brittain
Chairman of the Board and Director
EFC Bancorp, Inc.

Chairman of the Board and Director
Elgin Financial Center, S.B.


 /s/ Leo M. Flanagan, Jr.                               October 24, 1997
----------------------------------
Leo M. Flanagan, Jr.
Vice Chairman of the Board and Director
EFC Bancorp, Inc.

Vice Chairman of the Board and Director
Elgin Financial Center, S.B.


 /s/ Vincent C. Norton                                  October 24, 1997
----------------------------------
Vincent C. Norton
Director
EFC Bancorp, Inc.

Vice President - Loan Origination and Director
Elgin Financial Center, S.B.


 /s/ Thomas I. Anderson                                 October 24, 1997
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Thomas I. Anderson
Director
EFC Bancorp, Inc.

Director
Elgin Financial Center, S.B.


 /s/ Ralph W. Helm, Jr.                                 October 24, 1997
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Ralph W. Helm, Jr.
Director
EFC Bancorp, Inc.

Director
Elgin Financial Center, S.B.

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 /s/ Peter A. Traeger                                   October 24, 1997
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Peter A. Traeger
Director
EFC Bancorp, Inc.

Director
Elgin Financial Center, S.B.



 /s/ Scott H. Budd                                      October 24, 1997
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Scott H. Budd
Director
EFC Bancorp, Inc.

Director
Elgin Financial Center, S.B.